                                                                   EXHIBIT 10.43

                                                                       EXECUTION
                                                                     COUNTERPART

PREPARED BY:

Baker, Donelson, Bearman & Caldwell
First Tennessee Building, 20th Floor
165 Madison Avenue
Memphis, Tennessee 38103

                          FOURTH AMENDMENT TO SUBLEASE

        THIS FOURTH AMENDMENT TO SUBLEASE (the "Amendment") entered into as of the 1st day of March, 1999, by and between HEWSON-MEMPHIS PARTNERS (the "Landlord"), a California general partnership, and WILLIAMS-SONOMA, INC. (the "Tenant"), a California corporation;

                                  WITNESSETH:

        THAT WHEREAS, the Landlord and the Tenant are parties to that certain Sublease dated as of August 1, 1990, as amended by the First Amendment to Sublease dated as of December 22, 1993, as further amended by the Second Amendment to Sublease dated as of September 1, 1994, and as further amended by the Third Amendment to Sublease dated as of October 24, 1995 (as amended, the "Sublease"); and

        WHEREAS, pursuant to the Sublease, the Landlord has leased to the Tenant the real property described on Exhibit "A" attached to the Sublease (the "Property"); and

        WHEREAS, the Landlord has concurrently herewith been granted an option (which option will be assigned to the Tenant concurrently herewith) to purchase
4.001 acres of the Property, as more particularly described on Exhibit "A-1" attached hereto (the "Release Parcel"), on which the Tenant will construct a 14,000 square foot telecommunications center to support the Sublessee's business; and

        WHEREAS, the Landlord and the Tenant desire to amend the Sublease as set forth herein to reflect such option and the purchase of the Release Parcel by the Tenant;

        NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other good and valuable considerations, the receipt and sufficiency of all of which are hereby irrevocably acknowledged, the parties hereby agree as follows:

     1. AMENDMENTS TO SUBLEASE. The Sublease is hereby amended as follows:

     (a) Upon the purchase of the Release Parcel by the Tenant, Exhibit "A" attached to the Sublease shall be deleted in its entirety automatically without further action by any party, and Exhibit "A" attached to this Amendment shall be inserted in lieu thereof automatically without further action by any party.

     (b) Exhibit "A-1" attached to this Amendment is added to the Sublease.

     (c) The following definition of the term "Release Parcel" is added to the
Sublease:

         "Release Parcel" means 4.001 acres of the Property, as more particularly described on Exhibit "A-1", attached hereto and by this reference made a part hereof.

     (d) The following Section 2.6(d) is added to the Sublease:

         (d) Under Section 8.14 of the Lease Agreement, the Landlord is granted an option to purchase the Release Parcel (which option has been assigned to the Tenant) in exchange for a lump-sum payment as set forth in such Section 8.14, and Tenant hereby consents to the grant of such option. The Trustee is directed under Section 3.1(d) of the Indenture, to apply such payment toward a partial redemption of the Bonds at par at the earliest possible date. If such redemption occurs during the Primary Term, the Global Basic Rent during the remaining portion of the Primary Term shall be reduced dollar for dollar, as and when the Basic Rent is reduced as a result of such redemption. If such redemption occurs during any Option Period, the Global Basic Rent during the remaining portion of such Option Period shall be redetermined in accordance with the provisions of Section 2.7 hereof. Concurrently with any such redemption of Bonds, the Landlord shall furnish to the Tenant revised Exhibit "C" and "C-1" which reflect such reductions, and upon approval of the Tenant, Exhibits "C" and "C-1" which are now attached to the Sublease shall be deleted automatically without further action by any party, and such revised Exhibits "C" and "C-1" shall be inserted in lieu thereof automatically without further action by any party.

     (e) All references in the Sublease to documents amended concurrently with this Amendment shall mean and refer to such documents, as so amended.

     2. REPRESENTATIONS AND WARRANTIES OF TENANT. The Tenant hereby represents and warrants that the Tenant is a corporation duly created and existing under the laws of the State of

California, is not in violation of any provision of its articles of incorporation or bylaws, or the laws of the State of California, has full power and authority to enter into this Amendment and by proper corporate action has duly authorized the execution and delivery of this Amendment.

     3. REPRESENTATIONS AND WARRANTIES OF LANDLORD. The Landlord hereby represents, warrants and covenants that the Landlord is a general partnership duly created and existing under the laws of the State of California, is not in violation of any provision of the Partnership Agreement, as amended, or the laws of the State of California, has full power and authority to enter into this Amendment and by proper partnership action has duly authorized the execution and delivery of this Amendment.

     4. EFFECTIVE DATE. This Amendment shall be effective as of the date first above written.

     5. SUBLEASE IN FULL FORCE AND EFFECT. Except as set forth in this Amendment, the Sublease shall be unchanged and remains in full force and effect.

                    [SIGNATURES APPEAR ON FOLLOWING PAGES].

     IN WITNESS WHEREOF, the Landlord has caused this Amendment to be executed by its general partners, and the Landlord has caused this Amendment to be dated as of the date first above written, although actually executed on the date specified in its acknowledgment hereto.


                                        HEWSON-MEMPHIS PARTNERS, a
                                        California General Partnership


                                        By: /s/ W. HOWARD LESTER
                                            ---------------------------------
                                            W. Howard Lester, General Partner


                                        By: /s/ GARY J. HEWSON
                                            ---------------------------------
                                            Gary J. Hewson, General Partner


                                        By: /s/ JAMES A. McMAHAN
                                            ---------------------------------
                                            James A. McMahan, General Partner


                                                                 LANDLORD

STATE OF California         )
                            )
COUNTY OF San Francisco     )


     Before me, Kathleen J. Solares, a Notary Public in and for the State and County aforesaid, personally appeared W. HOWARD LESTER, (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be a general partner of HEWSON-MEMPHIS PARTNERS, the within named bargainor, a California general partnership (the "Maker"), and who, upon oath, further acknowledged that he, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, on behalf of the Maker, as his free act and deed.

     WITNESS my hand and seal at office, on this the 15 day of March, 1999.


                                              /s/ KATHLEEN J. SOLARES
                                              -------------------------------
                                              Notary Public


My Commission Expires:                             [NOTARY PUBLIC SEAL]
                                                   KATHLEEN J. SOLARES
     11/8/99                                          COMM. #1076573
----------------------                           NOTARY PUBLIC-CALIFORNIA
                                                    COUNTY OF ALAMEDA
                                              My Comm. Expires Nov. 8, 1999





STATE OF ARIZONA        )
                        )
COUNTY OF MARICOPA      )


     Before me, Deborah J. Fretwell, a Notary Public in and for the State and County aforesaid, personally appeared GARY J. HEWSON, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be a general partner of HEWSON-MEMPHIS PARTNERS, the within named bargainor, a California general partnership (the "Maker"), and who, upon oath, further acknowledged that he being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, on behalf of the Maker, as his free act and deed.

     WITNESS my hand and seal at office, on this the 30th day of March, 1999.


                                              /s/ DEBORAH J. FRETWELL
                                              -------------------------------
                                              Notary Public


My Commission Expires:                              [NOTARY PUBLIC SEAL]
                                                       OFFICIAL SEAL
     11-04-02                                       DEBORAH J. FRETWELL
----------------------                        NOTARY PUBLIC - STATE OF ARIZONA
                                                      MARICOPA COUNTY
                                                 My Comm. Expires 11-04-02

STATE OF California        )
                           )
COUNTY OF Los Angeles      )


     Before me, Cindy Sharp, a Notary Public in and for the State and County aforesaid, personally appeared JAMES A. MCMAHAN, with whom I am personally acquainted, and who, upon oath, acknowledged himself to be a general partner of HEWSON-MEMPHIS PARTNERS, the within named bargainor, a California general partnership (the "Maker"), and that he, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, on behalf of the Maker, as his free act and deed.

     WITNESS my hand and seal at office, on this the 31st day of March, 1999.


                                              /s/ CINDY SHARP
                                              -------------------------------
                                              Notary Public

                                                  [NOTARY PUBLIC SEAL]
My Commission Expires:                                CINDY SHARP
                                                  Commission # 1086458
     3-9-2000                                  Notary Public - California
----------------------                             Los Angeles County
                                              My Comm. Expires Mar 9, 2000

     IN WITNESS WHEREOF, the Tenant has caused this Amendment to be executed by its duly authorized officer, and the Tenant has caused this Amendment to be dated as of the date first above written, although actually executed on the date specified in its acknowledgment hereto.

                          WILLIAMS-SONOMA, INC., a California corporation

                          By:  /s/ DENNIS A. CHANTLAND
                               -------------------------------------------------
                               Dennis A. Chantland  Executive Vice President and
                                                    Chief Administrative Officer
                                                                   and Secretary

                                                                          TENANT


STATE OF CALIFORNIA         )
                            )
COUNTY OF SAN FRANCISCO     )


     Personally appeared before me, Kathleen J. Solares, a Notary Public in and for said State and County duly commissioned and qualified, DENNIS A. CHANTLAND, with whom I am personally acquainted, and who, upon oath, acknowledged that he executed the within instrument for the purposes therein contained as his free act and deed, and who, upon oath, further acknowledged that he is the Executive Vice President and Chief Administrative Officer and Secretary of WILLIAMS-SONOMA, INC. (the "Maker") and is authorized by the Maker to execute this instrument on behalf of the Maker.

     WITNESS my hand, at office, this 19 day of March, 1999.


                                              /s/ KATHLEEN J. SOLARES
                                              -------------------------------
                                              Notary Public


My Commission Expires:                             [NOTARY PUBLIC SEAL]
                                                   KATHLEEN J. SOLARES
     11/8/99                                          COMM. #1076573
----------------------                           NOTARY PUBLIC-CALIFORNIA
                                                    COUNTY OF ALAMEDA
                                              My Comm. Expires Nov. 8, 1999

                                  EXHIBIT "A"

                                       TO

                          FOURTH AMENDMENT TO SUBLEASE

Located in Shelby County, Tennessee and being more particularly described as follows:

PARCEL 1:

THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MEMPHIS AND COUNTY OF SHELBY, TENNESSEE PROPERTY AS RECORDED IN INSTRUMENT BV-6542 IN THE SHELBY COUNTY REGISTER'S OFFICE, LOCATED IN SHELBY COUNTY, TENNESSEE AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

      BEGINNING AT POINT ON THE NORTH RIGHT-OF-WAY LINE OF SONOMA COVE
      (68 FEET RIGHT-OF-WAY), SAID POINT BEING S52 DEGREES 39'58"W A
      DISTANCE OF 50.00 FEET FROM THE INTERSECTION OF THE NORTH LINE
      OF SAID SONOMA COVE WITH SOUTHWEST RIGHT-OF-WAY LINE OF LAMAR AVENUE (U.S. HIGHWAY 78) (206.00 FOOT RIGHT-OF-WAY); THENCE S52 DEGREES 39'58"W ALONG THE NORTH LINE OF SAID SONOMA COVE A DISTANCE OF 50.00 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF
      884.00 FEET, AN ARC LENGTH OF 319.94 FEET (CHORD S42 DEGREES 17'52"W -
      318.19 FEET) TO THE POINT OF TANGENCY; THENCE S31 DEGREES 55'46"W ALONG THE NORTH LINE OF SAID SONOMA COVE A DISTANCE OF 100.00 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 816.00 FEET, AN ARC LENGTH OF 146.61 FEET (CHORD S37 DEGREES 04'36"W - 146.42
      FEET) TO THE POINT OF TANGENCY; THENCE S42 DEGREES 13'26"W ALONG THE NORTH LINE OF SAID SONOMA COVE A DISTANCE OF 309.07 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 50.00 FEET, AN ARC LENGTH OF 41.69 FEET (CHORD S66 DEGREES 06'47"W - 40.50
      FEET) TO A POINT OF REVERSE CURVATURE; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 75.00 FEET, AN ARC LENGTH OF 360.70 FEET (CHORD
      S47 DEGREES 46'34"E - 100.80 FEET) TO A POINT OF REVERSE CURVATURE; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 50.00 FEET, AN ARC LENGTH OF 41.69 FEET (CHORD N18 DEGREES 20'05"E - 40.50 FEET) TO A POINT; THENCE S7 DEGREES 29'10"E A DISTANCE OF 23.70 FEET TO THE NORTHWEST CORNER OF INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MEMPHIS AND COUNTY OF SHELBY, TENNESSEE PROPERTY AS RECORDED IN INSTRUMENT ES-1071 AT SAID REGISTER'S OFFICE;

        THENCE S0 DEGREES 33'42"E ALONG THE WEST LINE OF THE SAID INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MEMPHIS AND COUNTY OF SHELBY, TENNESSEE PROPERTY (ES-1071) A DISTANCE OF 429.44 FEET TO A POINT ON THE NORTH LINE OF LOT 2 OF PHASE 1 OF THE SOUTHPARK INDUSTRIAL SUBDIVISION FIRST ADDITION AS SHOWN IN PLAT BOOK 135, PAGE 98 AT SAID REGISTER'S OFFICE; THENCE S83 DEGREES 18'42"W ALONG THE NORTH LINE OF SAID LOT 2 AND
        ALONG THE NORTH LINE OF LOT 3 OF PHASE 2 OF THE SOUTHPARK INDUSTRIAL SUBDIVISION FIRST ADDITION AS SHOWN IN PLAT BOOK 144, PAGE 30 AT SAID REGISTER'S OFFICE A DISTANCE OF 937.46 FEET TO A POINT ON THE NORTHEAST LINE OF THE EZON REALTY, INC. PROPERTY OF RECORD IN INSTRUMENT BA-8196 AND INSTRUMENT Y9-4259 AT SAID REGISTER'S OFFICE; THENCE N46 DEGREES 50'52"W ALONG THE SAID NORTHEAST LINE OF THE EZON PROPERTY A DISTANCE OF
        715.35 FEET TO A POINT ON THE CENTERLINE OF A 150.00 FOOT WIDE TEXAS GAS TRANSMISSION CORPORATION EASEMENT AS DESCRIBED IN INSTRUMENTS BT-0609, BT-0610 AND BT-0611 AT SAID REGISTER'S OFFICE SAID POINT ALSO LIES ON THE SOUTHEAST LINE OF THE LESTER-MCMAHAN PARTNERSHIP PROPERTY AS RECORDED IN INSTRUMENT U4-0001 AT SAID REGISTER'S OFFICE; THENCE N61 DEGREES 51'45"E ALONG THE CENTERLINE OF SAID EASEMENT A DISTANCE OF
        263.29 FEET TO A POINT; THENCE N 00 DEGREES 00'00"E A DISTANCE OF
        85.05 FEET TO A POINT ON THE SOUTHEAST LINE OF THE SAID PARTNERSHIP PROPERTY; THENCE N61 DEGREES 54'30"E ALONG SAID SOUTH LINE A DISTANCE
        OF 436.21 FEET TO A FOUND IRON PIN; THENCE N42 DEGREES 13'26"E A DISTANCE OF 374.60 FEET; THENCE N88 DEGREES 15'21"W A DISTANCE OF
        26.29 FEET TO A POINT ON THE SOUTHEAST LINE OF THE SAID PARTNERSHIP PROPERTY; THENCE N42 DEGREES 13'26"E ALONG THE SOUTHEAST LINE OF THE SAID PARTNERSHIP PROPERTY AND ALONG THE SOUTHEAST LINE OF THE WILKINSON-OSTNER TRUSTEES PROPERTY AS RECORDED IN INSTRUMENT P8-5441 AND ALONG THE SOUTHEAST LINE OF THE AMERICAN STANDARD, INC. PROPERTY AS RECORDED IN INSTRUMENT Y7-6256 A DISTANCE OF 510.49 FEET TO A POINT; THENCE N32 DEGREES 31'35"E AND CONTINUING ALONG THE SOUTHEAST LINE OF THE SAID AMERICAN STANDARD PROPERTY AND THE ROLLINS LEASING CORPORATION PROPERTY AS RECORDED IN INSTRUMENT R6-9215 A DISTANCE OF 538.49 FEET TO A FOUND IRON PIN AT THE SOUTHEAST CORNER OF THE SAID ROLLINS LEASING CORPORATION PROPERTY (R6-9215), SAID IRON PIN LIES ON THE SOUTHWEST RIGHT-OF-WAY LINE OF SAID LAMAR AVENUE (U.S. HIGHWAY 78); THENCE S41 DEGREES 20'22"E ALONG THE SOUTHWEST LINE OF SAID LAMAR AVENUE A
        DISTANCE OF 504.07 FEET TO A FOUND RIGHT-OF-WAY MONUMENT; THENCE S37 DEGREES 20'02"E

         AND CONTINUING ALONG THE SOUTHWEST RIGHT-OF-WAY LINE OF SAID LAMAR AVENUE A DISTANCE OF 328.94 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 50.00 FEET, AN ARC LENGTH OF 78.54 FEET (CHORD S07
         DEGREES 39'58"W - 70.71 FEET) TO THE POINT OF BEGINNING AND CONTAINING 1,802,974 SQUARE FEET OR 41.391 ACRES, AS SHOWN ON PLAT OF SURVEY PREPARED BY REAVES SWEENEY MARCOM, INC., DESIGNATED JOB NO. 99-0172, AND DATED MARCH 9, 1999.

THE RECORD OWNER OF THE FOREGOING PARCEL 1 IS THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MEMPHIS AND THE COUNTY OF SHELBY, TENNESSEE PURSUANT TO AN INSTRUMENT RECORDED UNDER INSTRUMENT NUMBER BV-6542 IN THE REGISTER'S OFFICE OF SHELBY COUNTY, TENNESSEE.

PARCEL 2:

A MUTUAL, NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS OVER, UPON AND ACROSS THE REAL PROPERTY HEREINAFTER DESCRIBED, SAID EASEMENT BEING CREATED BY INGRESS/EGRESS EASEMENT DATED MAY 9, 1989, AND RECORDED UNDER INSTRUMENT NO. BA-8200, AS AMENDED BY FIRST AMENDMENT TO INGRESS/EGRESS EASEMENT DATED MARCH 25, 1991 AND RECORDED UNDER INSTRUMENT NO. CD-0286, ALL IN THE REGISTER'S OFFICE OF SHELBY COUNTY, TENNESSEE, BEING MORE PARTICULARLY DESCRIBED AS
FOLLOWS:

         TRACT 1 (EASEMENT NO. 1):

         COMMENCING AT A POINT, SAID POINT BEING THEN NORTHWEST CORNER OF THE EZON REALTY INC. PROPERTY (AS DESCRIBED IN INSTRUMENT BA-8196 AT THE SHELBY COUNTY REGISTER'S OFFICE IN SHELBY COUNTY, TENNESSEE); THENCE S00 DEGREES 58'17"E ALONG THE EAST RIGHT-OF-WAY OF MALONE ROAD (80.00 FOOT RIGHT-OF-WAY) A DISTANCE OF 166.54 FEET; THENCE N89 DEGREES 01'43"E A DISTANCE OF 55.82 FEET; THENCE N61 DEGREES 51'45"E A DISTANCE OF 1,253.79 FEET TO THE POINT OF BEGINNING; THENCE N58 DEGREES 58'00"E A DISTANCE OF 148.45 FEET; THENCE N61 DEGREES 51'45"E A DISTANCE OF 207.76 FEET TO A POINT ON THE WEST LINE OF THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MEMPHIS AND COUNTY OF SHELBY, TENNESSEE PROPERTY AS RECORDED IN INSTRUMENT BV-6542 AT SAID REGISTER'S OFFICE; THENCE S46 DEGREES 50'52"E ALONG THE WEST LINE OF THE SAID INDUSTRIAL DEVELOPMENT BOARD PROPERTY A DISTANCE OF 80.93 FEET TO A POINT; THENCE S61 DEGREES 51'45"W A

     DISTANCE OF 143.87 FEET TO A POINT LYING ON A CURVE; THENCE WESTERLY ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 160.00 FEET, AN ARC LENGTH OF 154.72 FEET (CHORD S89 DEGREES 33'51"W -- 148.76 FEET); THENCE S61 DEGREES 51'45"W A DISTANCE OF 106.41 FEET TO THE POINT OF BEGINNING AND CONTAINING 13,976 SQUARE FEET OR 0.321 ACRES.

     TRACT 2 (EASEMENT NO. 2):

     COMMENCING AT A POINT, SAID POINT BEING THE NORTHWEST CORNER OF THE EZON REALTY INC. PROPERTY (AS DESCRIBED IN INSTRUMENT BA -- 8196 AT THE SHELBY COUNTY REGISTER'S OFFICE IN SHELBY COUNTY, TENNESSEE); THENCE S00 DEGREES 58'17"E ALONG THE EAST RIGHT-OF-WAY OF MALONE ROAD (80.00 FOOT RIGHT-OF-
     WAY) A DISTANCE OF 166.54 FEET TO THE POINT OF BEGINNING; THENCE N89 DEGREES 01'43"E A DISTANCE OF 55.82 FEET; THENCE N61 DEGREES 51'45"E A DISTANCE OF 1,253.79 FEET TO A POINT; THENCE CONTINUING N61 DEGREES 51'45"E A DISTANCE OF 106.41 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 160.00 FEET, AN ARC LENGTH OF 154.72 FEET (CHORD N89 DEGREES 33'51"E -- 148.76 FEET) TO A POINT LYING ON A CURVE; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 230.00 FEET, AN ARC LENGTH OF 96.43 FEET (CHORD S80 DEGREES 11'56"W -- 95.72 FEET) TO THE
     POINT OF TANGENCY; THENCE S68 DEGREES 11'13"W A DISTANCE OF 82.05 FEET TO AN ANGLE POINT; THENCE S61 DEGREES 51'45"W A DISTANCE OF 1,366.17 FEET TO
     A POINT; THENCE S89 DEGREES 01'43"W A DISTANCE OF 28.00 FEET TO A POINT
     IN THE EAST RIGHT-OF-WAY LINE OF MALONE ROAD; THENCE N00 DEGREES 58'17"W
     A DISTANCE OF 48.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 46,992 SQUARE FEET OR 1.079 ACRES.

THE RECORD OWNER OF THE FOREGOING PARCEL 2 IS THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MEMPHIS AND THE COUNTY OF SHELBY, TENNESSEE PURSUANT TO INSTRUMENTS RECORDED UNDER INSTRUMENT NOS. BA 8200 AND CD 0286 IN THE REGISTER'S OFFICE OF SHELBY COUNTY, TENNESSEE.

PARCEL 3:

THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MEMPHIS AND COUNTY OF SHELBY, TENNESSEE PROPERTY AS RECORDED IN INSTRUMENT BV-6542 IN THE SHELBY COUNTY REGISTER'S OFFICE, LOCATED IN SHELBY COUNTY, TENNESSEE AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         BEGINNING AT A POINT ON THE SOUTHWEST RIGHT-OF-WAY LINE OF LAMAR AVENUE (U.S. HIGHWAY 78)(206.00 FOOT RIGHT-OF-WAY), SAID POINT BEING S37 DEGREES 20'02"E A DISTANCE OF 50.00 FEET FROM THE INTERSECTION OF THE SOUTHWEST RIGHT-OF-WAY LINE OF SAID LAMAR AVENUE WITH THE SOUTH RIGHT-OF-WAY LINE OF SONOMA COVE (68.00 FOOT RIGHT-OF-WAY); THENCE S37 DEGREES 20'02"E ALONG THE SOUTHWEST LINE OF SAID LAMAR AVENUE A DISTANCE OF 201.00 FEET TO A FOUND RIGHT-OF-WAY MONUMENT AT THE NORTHEAST CORNER OF
         THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MEMPHIS AND COUNTY OF SHELBY, TENNESSEE PROPERTY AS RECORDED IN INSTRUMENT FK-5351 AT SAID REGISTER'S OFFICE; THENCE S55 DEGREES 17'13"W ALONG THE NORTH LINE OF THE SAID INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MEMPHIS AND COUNTY OF SHELBY, TENNESSEE PROPERTY (FK-5351) A DISTANCE OF 774.86 FEET TO A POINT; THENCE N47 DEGREES 48'41"W A DISTANCE OF 58.11 FEET TO A POINT ON THE SOUTH LINE OF SAID SONOMA COVE; THENCE N42 DEGREES 13'26"E ALONG THE SOUTH LINE OF SAID SONOMA COVE A DISTANCE OF 151.91 FEET TO A POINT OF CURVATURE; THENCE CONTINUING ALONG THE SOUTH LINE OF SAID SONOMA COVE FOLLOWING A 884.00 FOOT RADIUS CURVE TO THE LEFT AN ARC DISTANCE OF 158.83 FEET (CHORD N37 DEGREES 04'36"E 158.62 FEET) TO THE POINT OF TANGENCY; THENCE N31 DEGREES 55'46"E ALONG THE SOUTH LINE OF SAID SONOMA COVE A DISTANCE OF 100.00 FEET TO A POINT OF CURVATURE; THENCE CONTINUING ALONG THE SOUTH LINE OF SAID SONOMA COVE FOLLOWING A
         816.00 FOOT RADIUS CURVE TO THE RIGHT AN ARC DISTANCE OF 295.33 FEET (CHORD N42 DEGREES 17'52"E 293.72 FEET) TO THE POINT OF TANGENCY; THENCE N52 DEGREES 39'58"E ALONG THE SOUTH LINE OF SAID SONOMA COVE A DISTANCE OF 50.00 FEET TO A POINT OF CURVATURE; THENCE ALONG A 50.00 FOOT RADIUS CURVE TO THE RIGHT AN ARC DISTANCE OF 78.54 FEET (CHORD S82 DEGREES 20'02"E 70.71
         FEET) TO THE POINT OF BEGINNING AND CONTAINING 131,660 SQUARE FEET OR 3.022 ACRES, AS SHOWN ON PLAT OF SURVEY PREPARED BY REAVES SWEENEY MARCOM, INC., DESIGNATED JOB NO. 99-0172, AND DATED MARCH 9, 1999.

THE RECORD OWNER OF THE FOREGOING PARCEL 3 IS THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MEMPHIS AND THE COUNTY OF SHELBY, TENNESSEE PURSUANT TO AN INSTRUMENT RECORDED UNDER INSTRUMENT NUMBER BV-6542 IN THE REGISTER'S OFFICE OF SHELBY COUNTY, TENNESSEE.

PARCEL 4:

THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MEMPHIS AND COUNTY OF SHELBY, TENNESSEE PROPERTY AS RECORDED IN INSTRUMENT ES-1071 AND INSTRUMENT FK-5351, BOTH OF RECORD AT THE SHELBY COUNTY REGISTER'S OFFICE, LOCATED IN SHELBY COUNTY, TENNESSEE AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

        BEGINNING AT A FOUND RIGHT-OF-WAY MONUMENT ON THE SOUTHWEST RIGHT-OF-WAY LINE OF LAMAR AVENUE (U.S. HIGHWAY 78) (206.00 FOOT RIGHT-OF-WAY), SAID POINT BEING S37 DEGREES 20'02"E A DISTANCE OF 251.00 FEET FROM THE INTERSECTION OF THE SOUTHWEST RIGHT-OF-WAY LINE OF SAID LAMAR AVENUE WITH THE SOUTH RIGHT-OF-WAY LINE OF SONOMA COVE (68.00 FOOT RIGHT-OF-WAY); THENCE S37 DEGREES 20'02"E ALONG THE SOUTHWEST LINE OF SAID LAMAR AVENUE A DISTANCE OF 648.43 FEET TO A POINT OF CURVATURE; THENCE CONTINUING ALONG THE SOUTHWEST LINE OF SAID LAMAR AVENUE FOLLOWING A 11319.16 FOOT RADIUS CURVE TO THE RIGHT AN ARC DISTANCE OF 241.51 FEET (CHORD S36 DEGREES 43'22"E 241.51 FEET) TO THE NORTHEAST CORNER OF LOT 4 OF THE SOUTHPARK INDUSTRIAL SUBDIVISION AMENDED AS RECORDED IN PLAT BOOK 135, PAGE 97 AT SAID REGISTER'S OFFICE; THENCE S59 DEGREES 58'30"W ALONG THE NORTH LINE OF SAID LOT 4 A DISTANCE OF 270.94 FEET TO A POINT; THENCE S83 DEGREES 18'42"W AND CONTINUING ALONG THE NORTH LINE OF SAID LOT 4 AND ALONG THE NORTH LINE OF LOT 2 OF PHASE 1 OF THE SOUTHPARK INDUSTRIAL SUBDIVISION FIRST ADDITION AS RECORDED IN PLAT BOOK 135, PAGE 98 AT SAID REGISTER'S OFFICE A DISTANCE OF 670.65 FEET TO A POINT; THENCE N4 DEGREES 24'37"W A DISTANCE OF 251.57 FEET
        TO A POINT; THENCE N47 DEGREES 48'41"W A DISTANCE OF 343.60 FEET TO A POINT ON A SOUTH LINE OF THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MEMPHIS AND COUNTY OF SHELBY, TENNESSEE PROPERTY AS RECORDED IN INSTRUMENT BV-6542 AT SAID REGISTER'S OFFICE; THENCE S55 DEGREES 17'13"W ALONG THE SOUTH LINE OF
        THE SAID INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MEMPHIS AND COUNTY OF SHELBY, TENNESSEE PROPERTY (BV-6542) A DISTANCE OF 774.86 FEET TO THE POINT OF BEGINNING AND CONTAINING 597,838 SQUARE FEET OR 13.724 ACRES, AS SHOWN ON PLAT OF SURVEY PREPARED BY REAVES SWEENEY MARCOM, INC., DESIGNATED JOB NO. 99-0172, AND DATED MARCH 9, 1999.

THE RECORD OWNER OF THE FOREGOING PROPERTY IS THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MEMPHIS AND THE COUNTY OF SHELBY, TENNESSEE PURSUANT TO INSTRUMENTS RECORDED UNDER INSTRUMENT NOS. ES-1071 AND FK-5351 IN THE REGISTER'S OFFICE OF SHELBY COUNTY, TENNESSEE.

                                 EXHIBIT "A-1"

                                       TO

                          FOURTH AMENDMENT TO SUBLEASE

                      Legal Description of Release Parcel

THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MEMPHIS AND COUNTY OF SHELBY, TENNESSEE PROPERTY AS RECORDED IN INSTRUMENT NOS. BV 6542, ES 1071 AND FK 5351 IN THE SHELBY COUNTY REGISTER'S OFFICE, SUCH PROPERTY BEING LOCATED IN SHELBY COUNTY, TENNESSEE AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT A POINT ON THE SOUTH LINE OF SONOMA COVE (68.00 FOOT RIGHT-OF-WAY), SAID POINT BEING S52 DEGREES 39'58"W A DISTANCE OF 50.00 FEET FROM THE INTERSECTION OF THE SOUTH LINE OF SAID SONOMA COVE WITH SOUTHWEST RIGHT-OF-WAY LINE OF LAMAR AVENUE (U.S. HIGHWAY 78) (206.00 FOOT RIGHT-OF-WAY); THENCE S52 DEGREES 39'58"W ALONG THE SOUTH LINE OF SAID SONOMA COVE A DISTANCE OF 50.00 FEET TO A POINT OF CURVATURE; THENCE CONTINUING ALONG THE SOUTH LINE OF SAID SONOMA COVE FOLLOWING A
         816.00 FOOT RADIUS CURVE TO THE LEFT AN ARC DISTANCE OF 295.33 FEET (CHORD S42 DEGREES 17'52"W 293.72 FEET) TO THE POINT OF TANGENCY; THENCE S31 DEGREES 55'46"W AND CONTINUING ALONG THE SOUTH LINE OF SAID SONOMA COVE A DISTANCE OF 100.00 FEET TO THE POINT OF CURVATURE; THENCE CONTINUING ALONG THE SOUTH LINE OF SAID SONOMA COVE FOLLOWING A 884.00 FOOT RADIUS CURVE TO THE RIGHT AN ARC DISTANCE OF 158.83 FEET (CHORD S37 DEGREES 04'36"W 158.62 FEET) TO THE POINT OF TANGENCY; THENCE S42 DEGREES 13'26"W AND CONTINUING ALONG THE SOUTH LINE OF SAID SONOMA COVE A DISTANCE OF 151.91 FEET TO THE POINT OF BEGINNING; THENCE S47 DEGREES 48'41"E A DISTANCE OF 401.71 FEET TO A POINT; THENCE S4 DEGREES 24'37"E A DISTANCE OF 251.57 FEET TO A POINT ON THE NORTH LINE OF LOT 2 OF PHASE 1 OF THE SOUTHPARK INDUSTRIAL SUBDIVISION FIRST ADDITION AS SHOWN IN PLAT BOOK 135, PAGE 98 AT SAID REGISTER'S OFFICE; THENCE S83 DEGREES 18'42"W ALONG THE NORTH LINE OF SAID LOT 2 A DISTANCE OF 418.15 FEET TO A POINT; THENCE N0 DEGREES 33'42"W A DISTANCE OF 429.44 FEET TO A POINT; THENCE N7 DEGREES 29'10"W A DISTANCE OF 23.70 FEET TO A POINT ON THE SOUTH LINE OF SAID SONOMA COVE; THENCE N42 DEGREES 13'26"E ALONG THE SOUTH LINE OF SAID SONOMA COVE A DISTANCE OF 157.16 FEET TO

                                     A(1)-1

      THE POINT OF BEGINNING AND CONTAINING 174,273 SQUARE FEET, OR 4.001 ACRES, AS SHOWN ON PLAT OF SURVEY PREPARED BY REEVES SWEENEY MARCOM, INC., DESIGNATED JOB NO. 99-0172, DATED MARCH 9, 1999.

THE RECORD OWNER OF THE FOREGOING PROPERTY IS THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MEMPHIS AND THE COUNTY OF SHELBY, TENNESSEE, PURSUANT TO INSTRUMENTS RECORDED UNDER INSTRUMENT NOS. BV 6542, ES 1071 AND FK 5351 IN THE REGISTER'S OFFICE OF SHELBY COUNTY, TENNESSEE.



                                     A(1)-2